                           [THE KENWOOD FUNDS LETTERHEAD]




                               THE KENWOOD FUNDS

                        THE KENWOOD GROWTH & INCOME FUND


                                 ANNUAL REPORT


                                 APRIL 30, 1997





Shareholder Letter.........................................  1
Performance Summary........................................  2
Statement of Assets and Liabilities........................  3
Statement of Operations....................................  3
Statement of Changes in Net Assets.........................  4
Financial Highlights.......................................  4
Schedule of Investments....................................  5
Notes to the Financial Statements.......................... 6-7
Report of Independent Accountants..........................  8


This report is authorized for distribution only when preceded or accompanied by a current prospectus.


                           [THE KENWOOD GROUP INC. LOGO]

                          [THE KENWOOD FUNDS LETTERHEAD]


                                June 12, 1997

Dear Fellow Shareholders,

Thank you for choosing The Kenwood Growth & Income Fund (the first in a family of mutual funds to be offered by The Kenwood Group). We celebrated our fund's one year anniversary on May 1, 1997. We are pleased to report a total return for the fund of 13.52% versus 10.13% by our performance benchmark, the S&P MidCap 400 Stock Index.

We have become more defensive in the structure of our portfolio. The number of companies in our portfolio is at the high end of the range and the capitalization weighting is slightly higher than normal. The portfolio currently maintains greater emphasis in utilities, energy and noncyclicals. Our cash position reflects our continued concerns regarding the volatility of the market and the timing of client cash inflows.

Although we believe the Federal Reserve is likely to raise the fed funds rate by only 25 basis points, possibly in July, the market has already anticipated this. Currently the S&P 500 is selling at a multiple of nearly 19 times expected earnings and the largest 30 stocks are selling at even greater multiples. This marks the third consecutive year where large cap shocks are pacing the performance of the market, a trend we believe will not last much longer.

Our interest rate outlook suggests that the long bond could continue to trade in a range of 6.60% to 7.15%. Earnings growth started the year quite strong, but some slowdown is expected as the year progresses. In our opinion, the low unemployment rate does not tell the complete story about the job market. New layoff announcements and involuntary part-time employment indicate a more reasonable view of why labor costs are not rising as rapidly as some economists expected. Economic weakness may continue in Europe while Latin markets and Japan show some improvements. Because of these and other factors, the dollar should remain strong versus most currencies.

For many people mutual funds continue to serve as the best means to diversify investment risks and still receive great returns. We are pleased with your confidence in our abilities as The Kenwood Growth & Income Fund has grown to nearly $1.5 million is assets. We look forward to a positive ongoing relationship with current and future shareholders and will continue to apply our fundamentally driven approach to investing to protect your assets and ensure your future.

                                Sincerely,

                                /s/ Barbara L. Bowles

                                Barbara L. Bowles
                                President

                        [THE KENWOOD GROUP INC. LOGO]

                           [THE KENWOOD FUNDS LETTERHEAD]

THE KENWOOD GROWTH & INCOME FUND

PERFORMANCE SUMMARY


                          [PERFORMANCE SUMMARY GRAPH]

TOTAL RETURNS      KENWOOD GROWTH & INCOME FUND      S&P MIDCAP 400 INDEX
-------------------------------------------------------------------------
Apr-96                      10,000                    10,000
May-96                      10,330                    10,135
Jun-96                      10,390                     9,983
Jul-96                       9,600                     9,307
Aug-96                       9,850                     9,844
Sep-96                      10,400                    10,273
Oct-96                      10,290                    10,303
Nov-96                      10,890                    10,883
Dec-96                      10,815                    10,895
Jan-97                      11,220                    11,304
Feb-97                      11,372                    11,211
Mar-97                      11,302                    10,733
Apr-97                      11,352                    11,013



AVERAGE ANNUAL TOTAL RETURN                    ONE YEAR            SINCE INCEPTION 5/1/96
-----------------------------------------------------------------------------------------
The Kenwood Growth & Income Fund                 13.52%                    13.52%
S&P MidCap 400 Stock Index *                     10.13%                    10.13%


*The Standard & Poor's MidCap 400 Index (S&P MidCap) is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a medium capitalization of approximately $700 million. This chart assumes an initial investment of $10,000 made on May 1,1996 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


                        [THE KENWOOD GROUP INC. LOGO]

                           [THE KENWOOD FUNDS LETTERHEAD]

THE KENWOOD GROWTH & INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997

ASSETS:
  Investments, at value (cost $1,267,647)           $1,290,869
  Income receivable                                      2,658
  Prepaid expenses                                       3,960
  Receivable from Adviser                               41,314
                                                    ----------
       Total Assets                                  1,338,801
                                                    ----------

LIABILITIES:
  Accrued expenses and other liabilities                45,296
  Payable for securities purchased                      22,903
                                                    ----------
       Total Liabilities                                68,199
                                                    ----------

NET ASSETS                                          $1,270,602
                                                    ==========

NET ASSETS CONSIST OF:

  Capital stock                                     $1,228,036
  Undistributed net investment income                    4,329
  Undistributed accumulated net realized gains
      on investments                                    15,015
  Unrealized net appreciation on investments            23,222
                                                    ----------

       Total Net Assets                             $1,270,602
                                                    ==========


  Shares outstanding
      (unlimited amount of shares authorized)          113,482
  Net asset value and redemption price per share        $11.20



STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1997


INVESTMENT INCOME:
   Dividend income                                      $8,348
   Interest income                                       4,168
                                                       -------
                                                        12,516
                                                       -------
EXPENSES:
   Investment advisory fees                              3,380
   Administration fees                                  19,673
   Shareholder servicing fees                           20,642
   Fund accounting fees                                 21,648
   Distribution fees                                     1,127
   Custody fees                                          4,129
   Federal and state registration fees                  12,672
   Professional fees                                    18,036
   Reports to shareholders                               5,888
   Trustees' fees and expenses                           9,334
   Other                                                 1,185
                                                       -------

   Total expenses before waiver and reimbursement      117,714
        Less:  Waiver of expenses and reimbursement
                     from Adviser                     (113,568)
                                                       -------

        Net expenses                                     4,146
                                                       -------

NET INVESTMENT INCOME                                    8,370
                                                       -------

REALIZED AND UNREALIZED GAINS:
   Net realized gain on investments                     17,142
   Change in unrealized appreciation
            on investments                              23,222
                                                       -------
        Net gain on investments                         40,364
                                                       -------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $48,734
                                                       =======




                      See notes to the financial statements.

                        [THE KENWOOD GROUP INC. LOGO]

                           [THE KENWOOD FUNDS LETTERHEAD]

THE KENWOOD GROWTH & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED APRIL 30, 1997


OPERATIONS:
   Net investment income                                            $8,370
   Net realized gain on investments                                 17,142
   Change in unrealized appreciation
     on investments                                                 23,222
                                                                ----------
   Net increase in net assets
      resulting from operations                                     48,734
                                                                ----------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                    1,125,873
  Shares issued to owners in
     reinvestment of dividends                                       5,927
  Shares redeemed                                                   (3,774)
                                                                ----------
  Net increase in net assets resulting
     from capital share transactions                             1,128,026
                                                                ----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                          (4,041)
  Distributions from net capital gains                              (2,127)
                                                                ----------
       Total distributions                                          (6,168)
                                                                ----------

TOTAL INCREASE
    IN NET ASSETS                                                1,170,592

NET ASSETS:
  Beginning of year                                                100,010
                                                                ----------

  End of year (including undistributed
     net investment income of $4,329)                           $1,270,602
                                                                ==========

FINANCIAL HIGHLIGHTS
Year Ended April 30, 1997

PER SHARE DATA:
 Net asset value, beginning of year                                 $10.00

 Income from investment operations:
    Net investment income                                             0.14
    Net realized and unrealized gains
      on securities                                                   1.21
                                                                    ------

    Total from investment operations                                  1.35
                                                                    ------
Less distributions:
   Dividends from net investment income                              (0.10)
   Distributions from capital gains                                  (0.05)
                                                                    ------
   Total distributions                                               (0.15)
                                                                    ------

Net asset value, end of year                                        $11.20
                                                                    ======

Total return                                                         13.52%

Supplemental data and ratios:
   Net assets, end of year                                      $1,270,602
   Ratio of net expenses to average net assets (1)                    0.92%
   Ratio of net investment income
        to average net assets (1)                                     1.85%
   Portfolio turnover rate                                           31.21%
   Average commission rate paid                                    $0.0600

(1)Without expense reimbursements of $113,568 for the period, the ratio of expenses to average net assets would have been 26.06% and the ratio of net investment income to average net assets would have been (23.29)%.

                    See notes to the Financial Statements.

                        [THE KENWOOD GROUP INC. LOGO]

                           [THE KENWOOD FUNDS LETTERHEAD]

THE KENWOOD GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 1997


Number of                                                      Market
 Shares                                                        Value
----------                                                  ----------
         COMMON STOCKS   79.0%

         AUTOS & TRANSPORTATION 6.5%
     145 AMR Corporation *                                     $13,503
     600 Breed Technologies, Inc.                               10,875
     110 Federal Express Corporation *                           5,926
   1,110 Illinois Central Corporation                           36,907
     315 Kansas City Southern Industries, Inc.                  16,223
                                                            ----------
                                                                83,434
                                                            ----------
         COSMETICS & SOAP 2.0%
   1,635 Dial Corporation                                       25,342
                                                            ----------

         CONSUMER DISCRETIONARY 11.4%
     490 ADT Ltd.  *                                            13,414
     505 American Greetings Corporation - Clas                  16,160
   1,450 Mattel, Inc.                                           40,419
   1,250 The Limited, Inc.                                      22,656
     325 Time Warner, Inc.                                      14,625
   1,120 Tupperware Corporation                                 37,240
                                                            ----------
                                                               144,514
                                                            ----------

         CONSUMER STAPLE 1.3%
     680 A.T. Cross Company                                      6,715
     125 CPC International, Inc.                                10,328
                                                            ----------
                                                                17,043
                                                            ----------

         FINANCIAL SERVICES 7.7%
     200 First Chicago NBD Corporation                          11,250
     470 First Commerce Corporation                             19,211
      90 H. F. Ahmanson & Company                                3,431
     750 The PMI Group, Inc.                                    38,344
     100 Student Loan Marketing Association                     11,825
     200 St. Paul Companies, Inc.                               13,400
                                                            ----------
                                                                97,461
                                                            ----------

         HEALTHCARE 6.4%
     405 Baxter International, Inc.                             19,389
     488 Foundation Health Corporation *                        13,176
     961 MedPartners, Inc. *                                    17,538
   2,610 Mylan Laboratories                                     31,320
                                                            ----------
                                                                81,423
                                                            ----------

         INTEGRATED OILS 7.3%
   1,870 Occidental Petroleum Corporation                       41,374
     870 Ultramar Diamond Shamrock Corporation                  27,949
     600 Unocal Corporation                                     22,875
                                                            ----------
                                                                92,198
                                                            ----------

         MATERIALS & PROCESSING 11.7%
     510 Ball Corporation                                       13,706
     315 Corning, Inc.                                          15,199
     750 Fluor Corporation                                      41,250
     200 Morton International, Inc. *                            8,375
     900 Nalco Chemical Company                                 32,400
   1,550 Rubbermaid, Inc.                                       37,200
                                                            ----------
                                                               148,130
                                                            ----------
         PRINTING 1.6%
     570 R.R.Donnelley & Sons Company                          $19,522
                                                            ----------

         PRODUCER DURABLES 1.1%
     570 Amphenol Corporation *                                 14,464
                                                            ----------

         TECHNOLOGY 6.1%
     565 Adobe Systems, Inc.                                    22,106
     330 Autodesk, Inc.                                         11,715
     860 DSC Communications Corporation *                       17,522
     455 Helix Technology Corporation                           13,821
   1,705 Novell, Inc. *                                         12,894
                                                            ----------
                                                                78,058
                                                            ----------

         UTILITIES 15.9%
   1,335 Century Telephone Enterprises                          39,883
   1,700 Entergy Corporation                                    39,738
   2,400 LCI International, Inc. *                              39,900
     100 People's Energy Corporation                             3,375
   1,800 Unicom Corporation                                     39,150
   1,460 WPL Holdings, Inc.                                     39,603
                                                            ----------
                                                               201,649
                                                            ----------


         Total Common Stocks (Cost $980,016)                 1,003,238
                                                            ----------

Principal
 Amount
---------
         SHORT-TERM INVESTMENTS 22.6%

         VARIABLE RATE DEMAND NOTES 22.6%
 $31,845 American Family Financial Services, Inc.               31,845
  30,862 Eli Lilly & Company                                    30,862
  42,842 General Mills, Inc.                                    42,842
  51,578 Johnson Controls, Inc.                                 51,578
  30,100 Pitney Bowes, Inc.                                     30,100
  35,510 Sara Lee Corporation                                   35,510
  25,600 Warner-Lambert Company                                 25,600
  39,294 Wisconsin Electric Power Company                       39,294
                                                            ----------

         Total Short-Term Investments (Cost $287,631)          287,631
                                                            ----------


         Total Investments 101.6% (Cost $1,267,647)          1,290,869

         Liabilities, less Other Assets (1.6)%                 (20,267)
                                                            ----------

         TOTAL NET ASSETS 100.0%                            $1,270,602
                                                            ==========


         * non-income producing


                    See notes to the Financial Statements.

                        [THE KENWOOD GROUP INC. LOGO]

                             [THE KENWOOD FUNDS LETTERHEAD]

THE KENWOOD GROWTH & INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS


1).  ORGANIZATION
         The Kenwood Growth & Income Fund (the "Fund") is a mutual fund created by The Kenwood Funds (the "Trust") which was organized as a business trust under the laws of Delaware on January 9, 1996. The Fund is the sole series issued by the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund issued and sold 10,001 shares of its capital stock at $10 per share on
April 11, 1996.   The Fund commenced operations on May 1, 1996.  The objective of the Fund is capital appreciation and current income.

2).  SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation - Securities which are traded on a securities exchange (including options on indexes so traded) or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale price available, at the last current bid quotation. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Debt securities maturing in 60 days or less are normally valued at amortized cost. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Trustees.

b). Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareowners and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees.

d). Distributions to Shareowners - Dividends from net investment income are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan- cial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f). Other - Investment and shareowner transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.



                        [THE KENWOOD GROUP INC. LOGO]

                           [THE KENWOOD FUNDS LETTERHEAD]

3).  CAPITAL SHARE TRANSACTIONS
         Transactions in shares of the Fund were as follows:

                                              Year Ended
                                            April 30, 1997
                                           Amount      Shares
                                       ----------------------
         Shares sold                   $1,125,873     103,258
         Shares issued to owners in
           reinvestment of dividends        5,927         555
                                       ----------------------
                                        1,131,800     103,813

         Shares redeemed                   (3,774)       (332)
                                       ----------------------
           Net increase                $1,128,026     103,481
                                       ======================

4).  INVESTMENT TRANSACTIONS
         The aggregate purchases and sales of equity securities, excluding short-term investments, for the Fund for the year ended April 30, 1997, were as follows:

                                        Purchases      Sales
                                       -----------------------
         U. S. Government                 --           --
         Other                         $1,085,674    $122,800

         At April 30, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

         Appreciation                     $67,991
         (Depreciation)                   (45,418)
                                          -------
         Net unrealized appreciation
           on investments                 $22,573
                                          =======

         At April 30, 1997, the cost of investments for federal income tax purposes was $1,268,296.

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS
         The Trust has entered into an investment advisory agreement with The Kenwood Group, Inc. (the "Adviser"). Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.75% on the first $500 million of average net assets, 0.70% the next $500 million of average daily net assets, and 0.65% on the average daily net assets over $1 billion. The Adviser waived the management fee for the Fund's first fiscal year. The Adviser has also reimbursed certain other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commission and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceeded the annual rate of 0.92% of the average net assets of the Fund, computed on a daily basis. The total amount of fees waived and reimbursed by the Adviser for the year ended April 30, 1997 was $113,568.

         The Trust has entered into a distribution agreement with AmeriPrime Financial Securities, Inc. (the "Distributor"). Pursuant to the Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to expend up to 0.25% annually of the Fund's average daily net assets to pay distribution fees and to cover certain expenses incurred in connection with distribution of the Fund's shares. Rule 12b-1 permits an investment company to finance, directly or indirectly any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of the Rule. The Fund accrued $1,127 for the year ended April 30, 1997, pursuant to the Plan.

6).  RELATED PARTIES
         Officers and Trustees of the Trust held 16,877 shares or 14.9% of the outstanding shares of the Fund as of April 30, 1997.


                           [THE KENWOOD GROUP INC. LOGO]

THE KENWOOD GROWTH & INCOME FUND

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of The Kenwood Funds - The Kenwood Growth & Income Fund

     We have audited the accompanying statement of assets and liabilities of The Kenwood Funds - The Kenwood Growth & Income Fund (the "Fund"), including the schedule of investments, as of April 30, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 1997, and the results of its operations, changes in net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.



Milwaukee, Wisconsin
May 23, 1997